UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2018

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	59-2663954
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2018, and effective as of that date, the Board of Directors (the “Board”) of Office Depot, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to implement a proxy access procedure for shareholder director nominations and to make certain other changes summarized below. Article II, Section 14(a)(4) permits a shareholder or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years as of both the date the Notice of Proxy Access Nomination (as defined in the Bylaws) is submitted to the Company and the record date for determining shareholders eligible to vote at the applicable annual meeting, to nominate and include in the Company’s proxy materials for an annual meeting director nominees constituting up to the greater of two individuals and the closest whole number below 20% of the directors then serving, provided that the shareholder(s) and nominee(s) satisfy the requirements set forth in the Bylaws, including that notice of a nomination be provided to the Company’s Secretary at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting. Shareholders may utilize proxy access beginning with the Company’s 2019 annual meeting of shareholders.

In addition, the Bylaws were amended, to among other things:

•	Add Article II, Section 17 permitting participation at shareholder meetings by means of remote communication if the Board, in its sole discretion, determines to do so;

•

Remove from Article III, Section 7 of the Bylaws the requirement to appoint an independent Lead Director (as was defined in the Bylaws) which is already set forth in the Company’s Corporate Governance Guidelines;

•	Remove from Article III, Section 10 of the Bylaws the minimum requirement for Board Committee memberships which is set forth in the applicable Nasdaq Stock Market Rules; and

•	Make other non-substantive, ministerial, procedural, clarifying and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

3.1 Amended and Restated Bylaws of Office Depot, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: August 1, 2018	/s/ N. DAVID BLEISCH
N. David Bleisch
Executive Vice President, Chief Legal & Administrative Officer & Corporate Secretary